CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2017	Dec. 31, 2016	Dec. 31, 2015
Net income	$ 4,030	$ 16,238	$ 366
Change in unrealized gains (losses) on marketable securities, net of tax:
Gain (loss) on marketable securities recognized in OCI	17	376	(35)
Loss (gain) on marketable securities recognized in income	0	(27)	13
Other comprehensive income (loss), related to unrealized loss on marketable securities available-for-sale	17	349	(22)
Change in unrealized gains (losses) on cash flow hedges:
Gain on derivatives recognized in OCI	1,739	608	374
Loss on derivatives (effective portion) recognized in income	(1,597)	(1,023)	(228)
Other comprehensive income (loss), related to unrealized gains (loss) on cash flow hedges	142	(415)	146
Other comprehensive income (loss)	159	(66)	124
Total comprehensive income	$ 4,189	$ 16,172	$ 490